UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period:	October 1, 2014 – March 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Money Market Liquidity Fund

## Semiannual report 3|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Liquidity Fund

Semiannual report
3 | 31 | 15

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio managers	3
Your fund’s performance	8
Your fund’s expenses	9
Terms and definitions	11
Other information for shareholders	12
Financial statements	13

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer.

Message from the Trustees

Dear Fellow Shareholder:

The month of March 2015 marked the six-year milestone of the bull market in U.S. stocks, and this June will be the sixth anniversary of the beginning of the U.S. economic recovery as dated by the National Bureau of Economic Research, which has traced the chronology of U.S. business cycles back to 1854.

While six years is above the historical average on both counts, reaching these milestones does not necessarily indicate anything about the sustainability of the expansion or the market advance. However, we believe it is an unusually long period for the Federal Reserve to have refrained from raising interest rates. The Fed now appears poised to act, and speculation is mounting about where equity and fixed-income markets around the world could go from this point forward. Your portfolio managers provide a perspective in the following pages.

At this juncture of the market cycle, you might consult your financial advisor who can help you review your goals and risk profile, and explain the importance of timely adjustments to keep your portfolio equipped for all seasons.

As you make progress toward your long-term financial goals, markets may move in different directions. With Putnam, you are aligned with a group of portfolio managers and analysts who are experienced in navigating through changing markets with consistent strategies. They are dedicated to active, fundamental research and to helping you meet your financial needs.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

May 6, 2015

Performance
snapshot

Annualized total return (%) comparison as of 3/31/15

The fund — class P shares
Putnam Money Market Liquidity Fund

Fund's Lipper peer group average
Institutional Money Market Funds

Fund's current 7-day rate (P shares at 3/31/15) is 0.09% (with expense limitation).
Fund's current 7-day rate (P shares at 3/31/15) is 0.00% (without expense limitation).

0.12
0.06
0.10
0.05
0.09
0.04
0.07
0.03
0.04
0.01
LIFE OF FUND
(since 4/13/09)
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. See pages 3 and 8–9 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

*Returns for the six-month period are not annualized, but cumulative.

2     Money Market Liquidity Fund

Interview with your fund’s portfolio managers

Joanne M. Driscoll, CFA

Jonathan Topper

Please describe the market environment during the six-month reporting period ended March 31, 2015.

Joanne: During the period, central banks outside the United States continued to implement their accommodative monetary policies to promote growth in their respective economies. However, weak global growth precipitated a fall in energy prices, which tumbled to five-year lows in the closing weeks of 2014, as the Organization of the Petroleum Exporting Countries declined to cut production to support oil prices. Although lower oil prices mean more money in U.S. consumers’ pockets, they had a negative effect on the energy sector and on oil-exporting developing countries that rely on revenues from oil reserves. For the United States, one of the more immediate effects of falling oil prices was on inflation, which, if it stays low, could grant the Federal Reserve more flexibility in holding off rate increases, in our opinion. Shorter-term Treasury yields rose during the fourth quarter of 2014, partially discounting the Fed’s first rate increase, which investors were anticipating would occur later in 2015 given mixed U.S. economic data, low inflation, and monetary easing in key economies abroad.

Financial markets greeted 2015 with more volatility, as investors absorbed mixed economic data and instability in the Middle East. Two of the more notable themes for the first quarter were monetary policy divergence between the Fed and the rest

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/15. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 11.

Money Market Liquidity Fund     3

of the world’s central banks and concerns about the effects of a strong U.S. dollar. The dollar’s advance against other currencies was due to prospects for higher U.S. interest rates, weak global growth, and low oil prices, which hurt commodity-driven emerging-market economies such as Brazil, Mexico, and Russia and their respective currencies. With the increased uncertainty, market sentiment shifted often and, at times, sharply — creating swings in the performance of equities and fixed-income securities, as risk preferences changed. Given these developments, shorter-term Treasury rates fluctuated but ended slightly lower for the first quarter of 2015.

How did the Fed respond to these
developments?

Jonathan: At its policy-setting meetings, the Federal Reserve took close stock of these developments. With the U.S. economy appearing further along in its recovery than other developed economies, the Fed terminated its monthly bond-buying program in October 2014. With one lever of the Fed’s extraordinarily accommodative monetary program removed, investors turned their attention to the anticipated timing of the Fed’s first rate increase since 2006. However, given the interconnectedness of the global economy, we believe Fed officials are finding it more difficult than anticipated to decouple U.S. monetary policy from the rest of the world. Further complicating the central bank’s efforts is the strong U.S. dollar, which is suppressing already-low U.S. inflation while curbing economic growth. Lower oil prices are also creating a disinflationary effect, although they have potential to stimulate consumption as well.

At the Fed’s closely watched meeting this past December, Fed officials modified their policy statement by adding that they “can be patient” on the timing of a rate increase. Subsequently, in March, Chair Janet Yellen

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 3/31/15. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4     Money Market Liquidity Fund

“We have expected upward pressure
on U.S. interest rates for some
time, but global factors kept these
movements in check.”

Jonathan Topper

suggested that the central bank remains in no rush to raise interest rates. Even though the Fed removed the word “patient” from its statement about plans for raising interest rates — a change in wording that was expected — the central bank also tempered its outlook for the U.S. economy and inflation. Yellen added that when rates start to increase, they might not approach long-term “normal” levels for some time. The overall dovish tone of Yellen’s statement was well received by investors, as it signaled a more gradual path to the normalization of interest rates than many investors had anticipated.

How did Putnam Money Market Liquidity Fund perform against this backdrop?

Joanne: The Fed’s decision to hold its benchmark federal funds rate at near zero percent throughout the reporting period contributed to an absolute low level of yields at the front end of the yield curve. Limited new issuance and paydowns in U.S. Treasury bills contributed to supply constraints, while demand was strong. This supply/demand imbalance further pressured yields. Accordingly, the fund’s performance fell in line with this rate environment.

What can you tell us about your investment approach during the reporting period?

Jonathan: With interest rates on the short end of the yield curve flat to marginally wider for the period, we searched for investments that would allow us to take advantage of these higher yields as well as retain flexibility should rates increase further. We accomplished this by focusing on floating-rate instruments and

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Money Market Liquidity Fund     5

fixed-rate commercial paper in the three- to six-month maturity range. We also added exposure to U.S. Treasuries by purchasing longer-dated, floating-rate Treasury notes with two-year maturities that reset on a daily basis spread against the most recent 13-week Treasury bill. The portfolio continued to have large weightings in repurchase agreements with what we believe are strong counterparties that are collateralized by Treasuries, as well as mortgages backed by U.S. government agencies. Repurchase agreements provided a regular source of liquidity during the period. As a result of these strategies, the portfolio’s weighted average maturity increased from 22 days at the beginning of the period to 34 days at period-end on March 31.

Which fund holdings exemplified your investment approach?

Joanne: We think that underlying bank fundamentals are improving, and we have invested in what we believe are large, creditworthy banks, such as Australia & New Zealand Banking Group and Canadian Imperial Holdings. The fund also held commercial paper issued by Apple. We continue to find what we believe are attractive opportunities in the first-tier corporate and asset-backed commercial paper [ABCP] market, including Fairway Finance and Bedford Row Funding. We focused on ABCP issuers that are backed by what we believe are diverse, high-quality financial assets, such as commercial and auto loans, as well as other asset types that have ample third-party structural support and strong management and sponsorship.

What are your thoughts about U.S. economic growth and the future course of interest rates?

Jonathan: When 2015 began, investors were anticipating that the U.S. economy would continue to grow and that higher corporate earnings, not multiple expansions where investors pay up for future cash flows, would drive the markets. However, this was not the case in the first quarter, as the harsh winter weather and the West Coast port strike, among other factors, took a toll on U.S. growth and corporate earnings. Analysts expect first-quarter earnings to be down 3% to 4% year-over-year, setting the markets up for more uncertainty and volatility in the second quarter. Without growth to generate cash flow and drive returns, we believe that investors will be relying on the Fed’s easy money policies to push the markets higher. This is not sustainable long term, in our view.

The central bank’s decision to begin increasing its federal funds rate from near zero is expected to depend on the labor market, inflation, and growth prospects. The unemployment rate stood at 5.5% in March, and inflation remains below the Fed’s target. However, with the U.S. economy sending mixed signals, many analysts believe the Fed will hold off raising rates until the second half of the year, most likely in September.

While the timing of the Fed’s first rate increase in nearly a decade is important, investors appear to have come to terms with this reality. However, as the new rate-tightening cycle approaches, the projected pace of that tightening cycle has taken on more significance. In early April, Fed Vice Chairman Stanley Fischer added that it is unlikely that the path to higher rates will be a steady pace. Rather, he anticipates that the Fed’s path to higher rates will likely be a shallower, more gradual approach to allow the economy time to absorb policy adjustments. As Fischer stated, the path could be volatile and include rate cuts if developments surface to warrant alternate considerations.

We have expected upward pressure on U.S. interest rates for some time, but global factors have kept these movements in check. Thus, we believe the impact on the short end of the yield curve will occur much closer to when the Fed actively begins raising its benchmark rate. In the meanwhile, we think it best to

6     Money Market Liquidity Fund

maintain the portfolio’s flexibility to take advantage of any upticks in short-term yields, while the Fed continues to assess prospects for U.S. growth amid global weakness.

Thank you, Joanne and Jonathan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

Although the U.S. economy is showing positive trends, uneven growth in consumer spending remains a bit perplexing. Despite rising personal income and lower energy costs, consumer spending in the United States rose by only 0.1% in February after dropping 0.2% in January, according to the Commerce Department. Harsh winter weather during those months, with heavy snowfalls blanketing the Northeast and Midwest, may have discouraged millions of Americans from heading to stores. Amid weak spending, the pace of hiring also slowed to 126,000 new jobs in March, the lowest since December 2013. These soft readings, however, might be as temporary as the weather. The personal savings rate rose from 5.5% in January to 5.8% in February, with Americans reaching their highest levels in savings in more than two years. In short, consumers have money to spend, and a rebound in economic activity, along the lines of that seen in 2014, may be likely.

Money Market Liquidity Fund     7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section of this report for definitions of the share class offered by your fund.

Fund performance Total return for periods ended 3/31/15

Class P
(inception date)	(4/13/09)
Net asset value
Life of fund	0.75%
Annual average	0.12
5 years	0.50
Annual average	0.10
3 years	0.26
Annual average	0.09
1 year	0.07
6 months	0.04
Current rate (end of period)*	Net asset value
Current 7-day yield (with expense limitation)	0.09%
Current 7-day yield (without expense limitation)	0.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

*The 7-day rate is the most common gauge for measuring money market mutual fund performance. The rate reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8     Money Market Liquidity Fund

Comparative Lipper returns For periods ended 3/31/15

Lipper Institutional Money Market Funds category average*
Life of fund	0.39%
Annual average	0.06
5 years	0.23
Annual average	0.05
3 years	0.11
Annual average	0.04
1 year	0.03
6 months	0.01

Lipper results should be compared with fund performance at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 3/31/15, there were 279, 277, 271, 258, and 249 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/15

Distributions	Class P
Number	6
Income	$0.000390
Capital gains	—
Total	$0.000390

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P
Net expenses for the fiscal year ended 9/30/14*	0.03%
Total annual operating expenses for the fiscal year ended 9/30/14	0.28%
Annualized expense ratio for the six-month period ended 3/31/15	0.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/16.

Money Market Liquidity Fund     9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2014, to March 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,000.40

*Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2015, use the following calculation method. To find the value of your investment on October 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,024.78

*Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10     Money Market Liquidity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Money Market Liquidity Fund     11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12     Money Market Liquidity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Money Market Liquidity Fund     13

The fund’s portfolio 3/31/15 (Unaudited)

REPURCHASE AGREEMENTS (30.9%)*	Principal amount	Value
Interest in $111,000,000 joint tri-party repurchase agreement dated 3/31/15 with Bank of Nova Scotia due 4/1/15 — maturity value of $20,000,067 for an effective yield of 0.120% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.085% to 8.500% and due dates ranging from 5/31/15 to 5/15/43, valued at $113,220,412)	$20,000,000	$20,000,000
Interest in $348,965,000 joint tri-party repurchase agreement dated 3/31/15 with Citigroup Global Markets, Inc. due 4/1/15 — maturity value of $115,357,449 for an effective yield of 0.140% (collateralized by various mortgage backed securities and a U.S. Treasury note with coupon rates ranging from 2.193% to 6.000% and due dates ranging from 3/31/21 to 3/20/45, valued at $355,944,393)	115,357,000	115,357,000
Interest in $242,250,000 joint tri-party term repurchase agreement dated 3/26/15 with Citigroup Global Markets, Inc. due 4/2/15 — maturity value of $79,021,690 for an effective yield of 0.110% (collateralized by a mortgage backed security and a U.S. Treasury note with coupon rates ranging from 2.000% to 3.500% and due dates ranging from 2/15/23 to 11/15/44, valued at $247,095,003)	79,020,000	79,020,000
Interest in $80,000,000 tri-party repurchase agreement dated 3/31/15 with Goldman, Sachs & Co. due 4/1/15 — maturity value of $80,000,333 for an effective yield of 0.15% (collateralized by various mortgage backed securities with coupon rates ranging from 2.240% to 5.500% and due dates ranging from 9/1/20 to 4/1/45, valued at $81,600,000)	80,000,000	80,000,000
Interest in $50,000,000 tri-party repurchase agreement dated 3/31/15 with J.P. Morgan Securities, Inc. due 4/1/15 — maturity value of $50,000,167 for an effective yield of 0.120% (collateralized by a U.S. Treasury note with a coupon rate of 2.625% and a due date of 4/30/16, valued at $51,001,034)	50,000,000	50,000,000
Interest in $344,908,000 joint tri-party repurchase agreement dated 3/31/15 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 4/1/15 — maturity value of $115,000,415 for an effective yield of 0.130% (collateralized by a mortgage backed security with a coupon rate of 3.500% and a due date of 1/1/45, valued at $351,806,161)	115,000,000	115,000,000
Interest in $100,000,000 joint tri-party term repurchase agreement dated 3/27/15 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 4/6/15 — maturity value of $32,700,636 for an effective yield of 0.07% (collateralized by a mortgage backed security with a coupon rate of 3.500% and a due date of 1/1/45, valued at $102,000,001) IR	32,700,000	32,700,000
Interest in $100,000,000 tri-party repurchase agreement dated 3/31/15 with RBC Capital Markets, LLC due 4/1/15 — maturity value of $100,000,333 for an effective yield of 0.120% (collateralized by various mortgage backed securities with coupon rates ranging from 0.000% to 7.500% and due dates ranging from 3/1/22 to 3/1/45, valued at $102,000,341)	100,000,000	100,000,000
Total repurchase agreements (cost $592,077,000)		$592,077,000

U.S. GOVERNMENT AGENCY OBLIGATIONS (21.0%)*	Yield (%)	Maturity date	Principal amount	Value
Federal Farm Credit Banks Funding Corporation unsec. discount notes	0.030	4/7/15	$32,200,000	$32,199,839
Federal Home Loan Bank unsec.	0.101	4/29/15	17,300,000	17,299,587
Federal Home Loan Banks unsec. discount notes	0.127	8/28/15	7,850,000	7,845,874
Federal Home Loan Banks unsec. discount notes	0.115	7/29/15	10,000,000	9,996,199

14     Money Market Liquidity Fund

U.S. GOVERNMENT AGENCY OBLIGATIONS (21.0%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Federal Home Loan Banks unsec. discount notes	0.135	6/3/15	$2,500,000	$2,499,409
Federal Home Loan Banks unsec. discount notes	0.125	5/29/15	7,500,000	7,498,490
Federal Home Loan Banks unsec. discount notes	0.125	5/27/15	13,250,000	13,247,417
Federal Home Loan Banks unsec. discount notes	0.115	5/20/15	3,400,000	3,399,468
Federal Home Loan Banks unsec. discount notes	0.095	5/1/15	27,000,000	26,997,863
Federal Home Loan Banks unsec. discount notes	0.095	4/29/15	2,800,000	2,799,793
Federal Home Loan Banks unsec. discount notes	0.105	4/15/15	3,930,000	3,929,840
Federal Home Loan Banks unsec. discount notes	0.070	4/9/15	1,500,000	1,499,977
Federal Home Loan Mortgage Corporation unsec. discount notes	0.110	8/28/15	10,000,000	9,995,447
Federal Home Loan Mortgage Corporation unsec. discount notes	0.115	8/21/15	10,000,000	9,995,464
Federal Home Loan Mortgage Corporation unsec. discount notes	0.165	7/22/15	3,550,000	3,548,178
Federal Home Loan Mortgage Corporation unsec. discount notes	0.130	7/10/15	9,250,000	9,246,660
Federal Home Loan Mortgage Corporation unsec. discount notes	0.130	6/8/15	7,500,000	7,498,158
Federal Home Loan Mortgage Corporation unsec. discount notes	0.090	5/20/15	17,800,000	17,797,820
Federal Home Loan Mortgage Corporation unsec. discount notes	0.090	5/19/15	9,400,000	9,398,872
Federal Home Loan Mortgage Corporation unsec. discount notes	0.100	5/8/15	7,500,000	7,499,229
Federal Home Loan Mortgage Corporation unsec. discount notes	0.085	4/27/15	33,000,000	32,997,985
Federal Home Loan Mortgage Corporation unsec. discount notes	0.081	4/20/15	56,250,000	56,247,609
Federal Home Loan Mortgage Corporation unsec. discount notes	0.080	4/10/15	9,400,000	9,399,812
Federal Home Loan Mortgage Corporation unsec. discount notes Ser. RB	0.140	7/7/15	3,500,000	3,498,680
Federal Home Loan Mortgage Corporation unsec. discount notes Ser. RB	0.095	4/14/15	9,100,000	9,099,688
Federal National Mortgage Association unsec. discount notes	0.065	4/27/15	11,700,000	11,699,451
Federal National Mortgage Association unsec. discount notes	0.160	9/9/15	16,845,000	16,832,946
Federal National Mortgage Association unsec. discount notes	0.110	8/26/15	12,686,000	12,680,302
Federal National Mortgage Association unsec. discount notes	0.140	6/10/15	4,500,000	4,498,775
Federal National Mortgage Association unsec. discount notes	0.090	4/29/15	7,500,000	7,499,475
Federal National Mortgage Association unsec. discount notes	0.085	4/22/15	11,975,000	11,974,406
Federal National Mortgage Association unsec. discount notes	0.070	4/8/15	14,100,000	14,099,808
Federal National Mortgage Association unsec. discount notes Ser. BB	0.165	4/2/15	7,500,000	7,499,966
Total U.S. government agency obligations (cost $402,222,487)				$402,222,487

Money Market Liquidity Fund     15

COMMERCIAL PAPER (19.7%)*	Yield (%)	Maturity date	Principal amount	Value
ABN AMRO Funding USA, LLC	0.150	4/1/15	$9,000,000	$9,000,000
American Honda Finance Corp.	0.110	4/23/15	19,000,000	18,998,723
Apple, Inc.	0.090	6/22/15	13,000,000	12,997,335
Apple, Inc.	0.090	5/4/15	5,000,000	4,999,588
BMW US Capital, LLC	0.100	4/8/15	9,000,000	8,999,825
Canadian Imperial Holdings, Inc.	0.140	5/26/15	20,000,000	19,995,722
Coca-Cola Co. (The)	0.110	5/20/15	19,800,000	19,797,035
Commonwealth Bank of Australia (Australia)	0.150	6/30/15	10,000,000	9,996,250
Commonwealth Bank of Australia (Australia)	0.150	6/5/15	10,000,000	9,997,292
DnB Bank ASA (Norway)	0.220	7/13/15	5,000,000	4,996,853
DnB Bank ASA (Norway)	0.170	5/11/15	8,415,000	8,413,411
DnB Bank ASA (Norway)	0.140	4/28/15	3,500,000	3,499,633
DnB Bank ASA (Norway)	0.170	4/1/15	2,000,000	2,000,000
Export Development Canada (Canada)	0.135	5/4/15	16,300,000	16,297,983
Export Development Canada (Canada)	0.100	4/1/15	19,000,000	19,000,000
General Electric Capital Corp.	0.140	7/9/15	18,000,000	17,993,070
Jupiter Securitization Co., LLC	0.200	4/28/15	8,000,000	7,998,800
Nestle Capital Corp.	0.140	7/8/15	18,000,000	17,993,140
Nordea Bank AB (Sweden)	0.160	6/4/15	16,500,000	16,495,307
Nordea Bank AB 144A (Sweden)	0.150	4/27/15	7,350,000	7,349,204
Proctor & Gamble Co. (The)	0.110	5/15/15	21,000,000	20,997,177
Roche Holdings, Inc. (Switzerland)	0.120	7/13/15	9,000,000	8,996,910
Roche Holdings, Inc. (Switzerland)	0.110	5/20/15	10,000,000	9,998,503
Simon Property Group LP	0.160	7/1/15	1,500,000	1,499,393
Simon Property Group LP	0.120	4/17/15	17,500,000	17,499,067
Skandinaviska Enskilda Banken AB (Sweden)	0.100	4/20/15	8,000,000	7,999,578
Skandinaviska Enskilda Banken AB (Sweden)	0.150	4/1/15	830,000	830,000
State Street Corp.	0.180	6/1/15	19,000,000	18,994,205
Svenska Handelsbanken AB (Sweden)	0.150	5/4/15	19,000,000	18,997,388
Toronto-Dominion Holdings USA, Inc. 144A (Canada)	0.180	6/8/15	15,000,000	14,994,900
Toyota Motor Credit Corp.	0.170	5/8/15	21,000,000	20,996,331
Total commercial paper (cost $378,622,623)				$378,622,623

ASSET-BACKED COMMERCIAL PAPER (13.3%)*	Yield (%)	Maturity date	Principal amount	Value
Bedford Row Funding Corp. 144A	0.150	4/23/15	$20,000,000	$19,998,167
CAFCO, LLC	0.120	4/23/15	9,500,000	9,499,303
Chariot Funding, LLC	0.190	4/9/15	18,000,000	17,999,240
CHARTA, LLC	0.150	5/4/15	9,250,000	9,248,728
CRC Funding, LLC	0.120	4/27/15	9,500,000	9,499,177
Fairway Finance, LLC (Canada)	0.200	6/4/15	21,000,000	20,992,533
Gotham Funding Corp. (Japan)	0.180	5/5/15	21,000,000	20,996,430
Jupiter Securitization Co., LLC	0.190	4/9/15	11,025,000	11,024,535
Liberty Street Funding, LLC (Canada)	0.180	4/24/15	16,000,000	15,998,160
Liberty Street Funding, LLC (Canada)	0.160	4/10/15	5,000,000	4,999,800
Manhattan Asset Funding Co., LLC (Japan)	0.200	4/6/15	20,000,000	19,999,444

16     Money Market Liquidity Fund

ASSET-BACKED COMMERCIAL PAPER (13.3%)* cont.	Yield (%)	Maturity date	Principal amount	Value
MetLife Short Term Funding, LLC	0.130	4/22/15	$11,800,000	$11,799,105
MetLife Short Term Funding, LLC 144A	0.130	4/13/15	8,000,000	7,999,653
Old Line Funding, LLC	0.180	6/18/15	6,000,000	5,997,660
Old Line Funding, LLC 144A	0.220	5/21/15	13,000,000	12,996,028
Regency Markets No. 1, LLC 144A	0.150	4/20/15	20,000,000	19,998,417
Thunder Bay Funding, LLC 144A	0.220	6/10/15	4,000,000	3,998,289
Thunder Bay Funding, LLC 144A	0.240	5/15/15	15,250,000	15,245,527
Victory Receivables Corp. (Japan)	0.100	4/1/15	6,000,000	6,000,000
Working Capital Management Co. 144A (Japan)	0.160	4/8/15	10,000,000	9,999,689
Total asset-backed commercial paper (cost $254,289,885)				$254,289,885

U.S. TREASURY OBLIGATIONS (5.6%)*	Yield (%)	Maturity date	Principal amount	Value
U.S. Treasury Bill	0.108	6/18/15	$9,500,000	$9,497,818
U.S. Treasury FRN Notes [k]	0.119	1/31/17	21,000,000	$20,999,218
U.S. Treasury FRN Notes [k]	0.105	7/31/16	17,750,000	17,750,708
U.S. Treasury FRN Notes [k]	0.104	4/30/16	17,950,000	17,950,648
U.S. Treasury FRN Notes [k]	0.088	10/31/16	18,000,000	18,000,145
U.S. Treasury FRN Notes [k]	0.080	1/31/16	23,650,000	23,646,969
Total U.S. treasury obligations (cost $107,845,506)				$107,845,506

CERTIFICATES OF DEPOSIT (4.4%)*	Yield (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd./New York, NY	0.150	6/8/15	$20,000,000	$20,000,000
Citibank, NA FRN notes	0.255	4/9/15	11,000,000	11,000,225
JPMorgan Chase Bank, NA	0.180	6/2/15	10,000,000	10,001,203
Rabobank Nederland NV/NY FRN notes (Netherlands)	0.215	4/9/15	9,175,000	9,175,194
Skandinaviska Enskilda Banken AB/New York, NY	0.170	5/22/15	10,000,000	10,000,707
Toronto-Dominion Bank/NY (Canada)	0.135	4/6/15	5,000,000	4,999,986
U.S. Bank, NA/Cincinnati, OH	0.160	4/27/15	20,000,000	20,000,000
Total certificates of deposit (cost $85,177,315)				$85,177,315

MUNICIPAL BONDS AND NOTES (2.7%)*	Yield (%)	Maturity date	Principal amount	Value
Duke University Commercial Paper, Ser. B-98	0.150	7/16/15	$10,000,000	$9,995,583
Johns Hopkins University Commercial Paper, Ser. C	0.150	6/16/15	6,987,000	6,987,000
University of Chicago Commercial Paper	0.100	5/19/15	15,000,000	14,998,000
Yale University Commercial Paper	0.120	5/5/15	19,000,000	18,997,841
Total municipal bonds and notes (cost $50,978,424)				$50,978,424

Money Market Liquidity Fund     17

TIME DEPOSITS (2.5%)*	Yield (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd./Cayman Islands (Cayman Islands)	0.120	4/1/15	$19,000,000	$19,000,000
Credit Agricole Corporate and Investment Bank/ New York (Cayman Islands)	0.040	4/1/15	9,000,000	9,000,000
Svenska Handelsbanken/Cayman Islands (Sweden)	0.030	4/1/15	19,000,000	19,000,000
Total time deposits (cost $47,000,000)				$47,000,000

TOTAL INVESTMENTS
Total investments (cost $1,918,213,240)	$1,918,213,240

Key to holding’s abbreviations
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through March 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,917,769,011.
[k]	The rates shown are the current interest rates at the close of the reporting period.
IR	Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$254,289,885	$—
Certificates of deposit	—	85,177,315	—
Commercial paper	—	378,622,623	—
Municipal bonds and notes	—	50,978,424	—
Repurchase agreements	—	592,077,000	—
Time deposits	—	47,000,000	—
U.S. government agency obligations	—	402,222,487	—
U.S. treasury obligations	—	107,845,506	—
Totals by level	$—	$1,918,213,240	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

18     Money Market Liquidity Fund

Statement of assets and liabilities 3/31/15 (Unaudited)
ASSETS
Investment in securities, at value, (Note 1):
Unaffiliated issuers (at amortized cost)	$1,326,136,240
Repurchase agreements (identified cost $592,077,000)	592,077,000
Cash	569
Interest and other receivables	216,351
Total assets	1,918,430,160
LIABILITIES
Payable for custodian fees (Note 2)	12,965
Payable for investor servicing fees (Note 2)	32,922
Payable for Trustee compensation and expenses (Note 2)	397,872
Payable for administrative services (Note 2)	7,175
Payable for auditing and tax fees	37,066
Distributions payable to shareholders	129,967
Other accrued expenses	43,182
Total liabilities	661,149
Net assets	$1,917,769,011

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,917,784,900
Distributions in excess of net investment income (Note 1)	(15,889)
Total — Representing net assets applicable to capital shares outstanding	$1,917,769,011
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class P share ($1,917,769,011 divided by 1,917,784,900 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Money Market Liquidity Fund     19

Statement of operations Six months ended 3/31/15 (Unaudited)
INVESTMENT INCOME	$970,112

EXPENSES
Compensation of Manager (Note 2)	2,352,699
Investor servicing fees (Note 2)	94,482
Custodian fees (Note 2)	18,946
Trustee compensation and expenses (Note 2)	25,945
Administrative services (Note 2)	30,221
Other	115,127
Fees waived and reimbursed by Manager (Note 2)	(2,352,699)
Total expenses	284,721
Expense reduction (Note 2)	—
Net expenses	284,721
Net investment income	685,391

Net increase in net assets resulting from operations	$685,391

The accompanying notes are an integral part of these financial statements.

20     Money Market Liquidity Fund

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/15*	Year ended 9/30/14
	Operations:
	Net investment income	$685,391	$1,149,142
	Net realized gain on investments	—	1,835
	Net increase in net assets resulting from operations	685,391	1,150,977
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class P	(735,667)	(1,155,250)
	Increase (decrease) from capital share transactions (Note 4)	161,797,069	(459,698,854)
	Total increase (decrease) in net assets	161,746,793	(459,703,127)
	NET ASSETS
	Beginning of period	1,756,022,218	2,215,725,345
	End of period (including distributions in excess of net investment income of $15,889 and undistributed net investment income of $34,387, respectively)	$1,917,769,011	$1,756,022,218
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Money Market Liquidity Fund     21

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,c]	Ratio of net investment income (loss) to average net assets (%)[c]
Class P
March 31, 2015**	$1.00	.0004	—	.0004	(.0004)	(.0004)	$1.00	.04*	$1,917,769	.02*	.04*
September 30, 2014	1.00	.0006	—[d]	.0006	(.0006)	(.0006)	1.00	.06	1,756,022.03		.06
September 30, 2013	1.00	.0010	—[d]	.0010	(.0010)	(.0010)	1.00	.10	2,215,725.04		.11
September 30, 2012	1.00	.0010	—[d]	.0010	(.0010)	(.0010)	1.00	.10	4,635,802.03		.10
September 30, 2011	1.00	.0011	—[d]	.0011	(.0011)	(.0011)	1.00	.11	3,819,456.03		.11
September 30, 2010	1.00	.0020	—[d]	.0020	(.0019)	(.0019)	1.00	.19	5,594,202.05		.19

* Not annualized.

** Unaudited.

a  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b  Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c  Reflects an involuntary contractual waiver of the funds management fee in effect during the period. As a result of such waiver, the management fee reflects a reduction of the following amounts (Note 2):

Percentage of average net assets
March 31, 2015	0.12%
September 30, 2014	0.25
September 30, 2013	0.25
September 30, 2012	0.25
September 30, 2011	0.25
September 30, 2010	0.25

d  Amount represents less than $0.0001 per share.

22	Money Market Liquidity Fund	Money Market Liquidity Fund	23

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through March 31, 2015.

Putnam Money Market Liquidity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts

24     Money Market Liquidity Fund

from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has agreed to waive its management fee from the fund through January 30, 2016. During the reporting period, the fund waived $2,352,699 as a result of this waiver.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01%

Money Market Liquidity Fund     25

of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,102, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $71,227,231,437 and $71,065,932,716, respectively.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Six months ended 3/31/15	Year ended 9/30/14
Class P
Shares sold	2,709,604,693	4,163,276,602
Shares issued in connection with reinvestment of distributions	—	—
	2,709,604,693	4,163,276,602
Shares repurchased	(2,547,807,624)	(4,622,975,456)
Net increase (decrease)	161,797,069	(459,698,854)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

26     Money Market Liquidity Fund

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Money Market Liquidity Fund     27

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	Citigroup Global Markets, Inc.	Goldman, Sachs & Co.	J.P. Morgan Securities, Inc.	Merrill Lynch, Pierce, Fenner and Smith Inc.	RBC Capital Markets, LLC	Total
Assets:
Repurchase agreements**	$20,000,000	$194,377,000	$80,000,000	$50,000,000	$147,700,000	$100,000,000	$592,077,000
Total Assets	$20,000,000	$194,377,000	$80,000,000	$50,000,000	$147,700,000	$100,000,000	$592,077,000
Total Financial and Derivative Net Assets	$20,000,000	$194,377,000	$80,000,000	$50,000,000	$147,700,000	$100,000,000	$592,077,000
Total collateral received (pledged)†##	$20,000,000	$194,377,000	$80,000,000	$50,000,000	$147,700,000	$100,000,000
Net amount	$—	$—	$—	$—	$—	$—

**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: Note regarding recent Securities and Exchange Commission (“SEC”) rule amendments

In July 2014, the SEC adopted amendments to the rules under the Investment Company Act of 1940 governing the operations of registered money market funds, such as Putnam Money Market Liquidity Fund. The amendments are generally intended to address circumstances in which money market funds may face heavy redemptions and to increase the transparency of risks associated with investments in money market funds. Putnam Management is evaluating the SEC’s adopted rules and their potential impact on the fund and its financial statements.

28	Money Market Liquidity Fund	Money Market Liquidity Fund	29

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

30     Money Market Liquidity Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Money Market Liquidity Fund     31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32     Money Market Liquidity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Money Market Liquidity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA112
293755 5/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2015